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                                                                      Exhibit 24

                               POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of Virginia Capital Bancshares, Inc., a Virginia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on January 23, 2001.

        /s/ John A. Allison                                   /s/ Scott E. Reed
-------------------------------------------           -------------------------------------------
Name:   John A. Allison, IV                           Name:   Scott E. Reed
Title:  Chairman of the Board and                     Title:  Senior Executive Vice President
        Chief Executive Officer                               and Chief Financial Officer
        (principal executive officer)                         (principal financial officer)

        /s/ Sherry A. Kellett                                 /s/ Paul B. Barringer
-------------------------------------------           -------------------------------------------
Name:   Sherry A. Kellett                             Name:   Paul B. Barringer
Title:  Executive Vice President                              Title:  Director
        and Controller
        (principal accounting officer)

        /s/ Nelle Ratrie Chilton                              /s/ Alfred E. Cleveland
-------------------------------------------           -------------------------------------------
Name:   Nelle Ratrie Chilton                          Name:   Alfred E. Cleveland
Title:  Director                                      Title:  Director

        /s/ W. R. Cuthbertson, Jr.                            /s/ Ronald E. Deal
-------------------------------------------           -------------------------------------------
Name:   W. R. Cuthbertson, Jr.                        Name:   Ronald E. Deal
Title:  Director                                      Title:  Director

        /s/ A. J. Dooley, Sr.                                 /s/ Tom D. Efird
-------------------------------------------           -------------------------------------------
Name:   A. J. Dooley, Sr.                             Name:   Tom D. Efird
Title:  Director                                      Title:  Director

        /s/ Paul S. Goldsmith                                 /s/ L. Vincent Hackley
-------------------------------------------           -------------------------------------------
Name:   Paul S. Goldsmith                             Name:   L. Vincent Hackley
Title:  Director                                      Title:  Director

        /s/ Jane P. Helm                                      /s/ Richard Janeway, M.D.
-------------------------------------------           -------------------------------------------
Name:   Jane P. Helm                                  Name:   Richard Janeway, M.D.
Title:  Director                                      Title:  Director

                                                              /s/ James H. Maynard
-------------------------------------------           -------------------------------------------
Name:   J. Ernest Lathem, M.D.                        Name    James H. Maynard
Title:  Director                                      Title:  Director


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
        /s/ Joseph A. McAleer, Jr.
-------------------------------------------           -------------------------------------------
Name:   Joseph A. McAleer, Jr.                        Name:   Albert O. McCauley
Title:  Director                                      Title:  Director

        /s/ J. Holmes Morrison                                /s/ Richard L. Player, Jr.
-------------------------------------------           -------------------------------------------
Name:   J. Holmes Morrison                            Name:   Richard L. Player, Jr.
Title:  Director                                      Title:  Director

        /s/ C. Edward Pleasants
-------------------------------------------           -------------------------------------------
Name:   C. Edward Pleasants                           Name:   Nido R. Qubein
Title:  Director                                      Title:  Director

        /s/ E. Rhone Sasser                                   /s/ Jack E. Shaw
-------------------------------------------           -------------------------------------------
Name:   E. Rhone Sasser                               Name:   Jack E. Shaw
Title:  Director                                      Title:  Director

        /s/ Harold B. Wells
-------------------------------------------
Name:   Harold B. Wells
Title:  Director
